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                      Diversified Investors Funds Group II
                             4 Manhattanville Road
                               Purchase, NY 10577

                               September 9, 2005


Securities and Exchange Commission
Division of Investment Management
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D. C. 20549

              Re:   Diversified Investors Funds Group II
                    (File Nos.  333-00295 and 811-07495)


Ladies and Gentleman:

     On behalf of Diversified Investors Funds Group II, a Massachusetts business trust (the "Trust"), we are filing this letter to serve as notification of the existence of a Spanish-language version of the prospectuses and statement of additional information for the series of the Trust. The English-language form of the prospectuses and statement of additional information for the Trust are included in the Trust's registration statement on Form N-1A which was filed electronically with the Securities and Exchange Commission on April 29, 2005 pursuant to Rule 485(b) under the Securities Act of 1933 (EDGAR Accession No. 0000950213-05-005303).

     Pursuant to Rule 306(a) of Regulation S-T, the Registrant represents that, to the best of its knowledge, the prospectuses and statement of additional information are fair and accurate Spanish translations of the corresponding English-language documents.

     Please call the undersigned at (914) 697-3525 with any comments or questions you may have.


                                 Sincerely,

                                 /s/ Elizabeth L. Belanger
                                 --------------------------------
                                 Elizabeth L. Belanger
                                 Assistant Secretary